Fidelity® Variable Insurance Products

Initial Class, Service Class, and Service Class 2

Index 500 Portfolio

Summary Prospectus

April 28, 2012

As Revised September 6, 2012

Fund Summary

Fund/Class:
VIP Index 500 Portfolio/Initial Class, Service Class, Service Class 2

Investment Objective

The fund seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500® Index.

Fee Table

The following table describes the fees and expenses that may be incurred, directly or indirectly, when you, as a variable product owner, buy and hold interests in a separate account that invests in shares of the fund. The table does not include any fees or other expenses of any variable annuity or variable life insurance product; if it did, overall fees and expenses would be higher.

Fees (fees paid directly from your investment)	Not Applicable

Annual class operating expenses
(expenses that you pay each year as a % of the value of your investment)

Initial Class

Service Class

Service Class 2

Management feeA	0.045%	0.045%	0.045%
Distribution and/or Service (12b-1) fees	None	0.10%	0.25%
Other expenses	0.055%	0.055%	0.055%
Total annual operating expensesA	0.10%	0.20%	0.35%

A Based on historical expenses, adjusted to reflect current fees.

This example helps compare the cost of investing in the fund with the cost of investing in other mutual funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that the fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. This example does not include any fees or other expenses of any variable annuity or variable life insurance product; if it did, overall expenses would be higher. For every $10,000 invested, here's how much you, as a variable product owner, would pay in total expenses if all interests in a separate account that invests in shares of the fund were redeemed at the end of each time period indicated:

Initial Class

Service Class

Service Class 2

1 year	$ 10	$ 20	$ 36
3 years	$ 32	$ 64	$ 113
5 years	$ 56	$ 113	$ 197
10 years	$ 128	$ 255	$ 443

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 5% of the average value of its portfolio.

Principal Investment Strategies

  Normally investing at least 80% of assets in common stocks included in the S&P 500® Index.
  Lending securities to earn income for the fund.

Principal Investment Risks

  Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market can react differently to these developments.
  Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole.
  Correlation to Index. The performance of the fund and its index may vary somewhat due to factors such as transaction costs, sample selection, and timing differences associated with additions to and deletions from its index.

You could lose money by investing in the fund.

Summary Prospectus

Performance

The following information is intended to help you understand the risks of investing in the fund. The information illustrates the changes in the performance of the fund's shares from year to year and compares the performance of the fund's shares to the performance of a securities market index over various periods of time. The index description appears in the Additional Information about the Index section of the prospectus. Returns for shares of the fund do not include the effect of any sales charges or other expenses of any variable annuity or variable life insurance product; if they did, returns for shares of the fund would be lower. Past performance is not an indication of future performance.

Year-by-Year Returns

Calendar Years	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011
	-22.25%	28.41%	10.62%	4.82%	15.73%	5.45%	-37.00%	26.61%	15.02%	2.04%

During the periods shown in the chart for Initial Class:	Returns	Quarter ended
Highest Quarter Return	15.98%	June 30, 2009
Lowest Quarter Return	-21.91%	December 31, 2008

Average Annual Returns

For the periods ended December 31, 2011	Past 1 year	Past 5 years	Past 10 years
Initial Class	2.04%	-0.26%	2.83%
Service Class	1.93%	-0.36%	2.73%
Service Class 2	1.78%	-0.51%	2.58%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	2.11%	-0.25%	2.92%

Investment Advisers

Fidelity Management & Research Company (FMR) is the fund's manager. Geode Capital Management, LLC (Geode) and FMR Co., Inc. (FMRC) serve as sub-advisers for the fund.

Portfolio Manager(s)

James Francis (senior portfolio manager) has managed the fund since October 2011.

Lou Bottari (portfolio manager) has managed the fund since January 2009.

Maximilian Kaufmann (portfolio manager) has managed the fund since December 2009.

Patrick Waddell (portfolio manager) has managed the fund since February 2004.

Peter Matthew (assistant portfolio manager) has managed the fund since August 2012.

Purchase and Sale of Shares

Only Permitted Accounts, including separate accounts of insurance companies and qualified funds of funds that have signed the appropriate agreements with the fund, if applicable, can buy or sell shares of the fund. Insurance companies offer variable annuity and variable life insurance products through separate accounts. A qualified fund of funds is an eligible insurance-dedicated mutual fund that invests in other mutual funds.

Permitted Accounts - not variable product owners - are the shareholders of the fund. Variable product owners hold interests in separate accounts, including separate accounts that are shareholders of qualified funds of funds. The terms of the offering of interests in separate accounts are included in the variable annuity or variable life insurance product prospectus.

The price to buy one share of Initial Class, Service Class, or Service Class 2 is its net asset value per share (NAV). Shares will be bought at the NAV next calculated after an order is received in proper form.

Summary Prospectus

Fund Summary - continued

The price to sell one share of Initial Class, Service Class, or Service Class 2 is its NAV. Shares will be sold at the NAV next calculated after an order is received in proper form.

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

The fund has no minimum investment requirement.

Tax Information

Variable product owners seeking to understand the tax consequences of their investment should consult with their tax advisers or the insurance company that issued their variable product, or refer to their variable annuity or variable life insurance product prospectus. Insurance company separate accounts generally do not pay tax on dividends or capital gain distributions from the fund.

Payments to Broker-Dealers and Other Financial Intermediaries

The fund, FMR, Fidelity Distributors Corporation (FDC), and/or their affiliates may pay intermediaries, including insurance companies and their affiliated broker-dealers and service-providers (who may be affiliated with FMR or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Summary Prospectus

FDC is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

Fidelity and Fidelity Investments & Pyramid Design are registered service marks of FMR LLC.

The third-party marks appearing above are the marks of their respective owners.

The term "VIP" as used in this document refers to Fidelity Variable Insurance Products.

1.907828.106 VI5-sum-0412-01